Exhibit 10.3
SECOND AMENDMENT TO DEVELOPMENT SERVICES AGREEMENT

THIS SECOND Amendment to DEVELOPMENT SERVICES AGREEMENT (“Amendment”) is made and entered into effective as of March 12, 2020 (the “Effective Date”), by and between COMMERCE BANK, a Missouri state bank and trust company (“Owner”), 8027 FORSYTH ACQUISITIONS, L.L.C., a Missouri limited liability company (“8027 Forsyth”) and U.S. CAPITAL DEVELOPMENT, LLC, a Missouri limited liability company (collectively, with 8027 Forsyth, hereinafter referred to as “Developer”).

WHEREAS, Owner and Developer are parties to that certain Development Services Agreement dated as of October 18, 2019, as amended by a First Amendment to Development Services Agreement dated as of December 23, 2019 (as amended, the “Development Agreement”), whereby Owner engaged Developer to perform certain development services in connection with the development of the Commerce Project (as defined in the Development Agreement);

WHEREAS, Section 1.3 of the Development Agreement provides that the parties will use best efforts to negotiate and finalize certain Common Facilities Agreements by March 31, 2020; and

WHEREAS, Developer and Owner desire to amend the Development Agreement to provide additional time to negotiate and finalize the Common Facilities Agreements, as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.All capitalized terms not defined herein shall have the meaning given to them in the Development Agreement.

2.All references to “March 31, 2020” in Section 1.3 of the Development Agreement are hereby deleted and replaced with “April 30, 2020.”

3.Except as amended hereby, all other terms and conditions of the Development Agreement, as amended, shall remain unchanged, and shall be in full force and effect. Should any of the terms of the Development Agreement conflict with this Amendment, then the terms of this Amendment shall control. The recitals hereto are incorporated herein by reference.

4.Owner and Developer each hereby acknowledge that this Amendment may be executed in counterparts and exchanged by facsimile transmission, and that the facsimile copies of each party’s respective signature shall be binding as if the same were an original signature.

5.This Amendment shall inure to the benefit of and be binding on the parties hereto, their respective heirs, representatives, successors, and assigns.

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Exhibit 10.3
IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year above written.

OWNER:

COMMERCE BANK

By:     /s/ Charles G. Kim
    Charles G. Kim, EVP and CFO

DEVELOPER:

8027 FORSYTH ACQUISITIONS, LLC

By:     /s/ James G. Koman
    James G. Koman, Manager

U.S. CAPITAL DEVELOPMENT, LLC

By:     /s/ Scott Sachtleben
    Scott Sachtleben, Manager

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